FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-3
* bond and collateral are run at the pricing speed

		Bond	Collateral	Cap
Period	Date	Balance	Balance	Schedule
Total
0	9-Nov-05	949,986,000.00	969,874,218.55	944,610,000.00
1	25-Nov-05	943,810,067.49	963,692,488.97	938,340,723.40
2	25-Dec-05	936,471,670.08	956,354,091.56	930,864,983.60
3	25-Jan-06	927,985,734.66	947,868,156.14	922,195,576.10
4	25-Feb-06	918,365,586.25	938,248,007.73	912,346,415.20
5	25-Mar-06	907,628,768.34	927,511,189.82	901,335,877.80
6	25-Apr-06	895,797,042.32	915,679,463.81	889,187,036.10
7	25-May-06	882,896,362.04	902,778,783.52	876,075,784.00
8	25-Jun-06	868,956,822.94	888,839,244.43	861,898,641.30
9	25-Jul-06	854,012,585.45	873,895,006.93	846,691,909.30
10	25-Aug-06	838,101,772.04	857,984,193.52	830,496,041.40
11	25-Sep-06	821,404,530.02	841,286,951.50	813,530,211.60
12	25-Oct-06	803,986,829.67	823,869,251.15	789,975,150.30
13	25-Nov-06	785,888,997.50	805,771,418.98	770,838,692.70
14	25-Dec-06	767,154,153.90	787,036,575.38	751,665,686.60
15	25-Jan-07	747,828,026.59	767,710,448.07	732,338,289.40
16	25-Feb-07	727,958,745.52	747,841,167.00	712,479,091.60
17	25-Mar-07	707,596,620.17	727,479,041.65	685,206,117.40
18	25-Apr-07	686,793,900.60	706,676,322.08	665,521,541.10
19	25-May-07	665,604,523.50	685,486,944.98	646,890,528.20
20	25-Jun-07	644,083,844.76	663,966,266.24	628,832,764.10
21	25-Jul-07	622,288,360.38	642,170,781.86	611,988,460.90
22	25-Aug-07	600,275,417.29	620,157,838.77	593,750,238.80
23	25-Sep-07	579,072,506.06	598,954,927.54	570,844,954.40
24	25-Oct-07	558,607,781.67	578,490,203.15	552,164,601.40
25	25-Nov-07	538,850,778.44	558,733,199.92	532,444,190.50
26	25-Dec-07	519,776,817.74	539,659,239.22	513,405,574.90
27	25-Jan-08	501,362,086.02	521,244,507.50	495,024,984.60
28	25-Feb-08	483,583,604.43	503,466,025.91	477,279,482.60
29	25-Mar-08	466,460,092.74	486,342,514.22	460,189,505.10
30	25-Apr-08	449,928,512.59	469,810,934.07	443,688,287.50
31	25-May-08	433,966,242.85	453,848,664.33	427,755,362.10
32	25-Jun-08	418,553,496.48	438,435,917.96	412,370,976.70
33	25-Jul-08	403,671,178.34	423,553,599.82	397,516,070.00
34	25-Aug-08	389,300,860.87	409,183,282.35	383,172,246.90
35	25-Sep-08	375,426,030.16	395,308,451.64	369,323,273.90
36	25-Oct-08	362,028,416.50	381,910,837.98	355,950,396.90
37	25-Nov-08	353,845,699.59	368,973,617.93	343,037,088.40
38	25-Dec-08	341,865,099.92	356,480,813.27	330,567,398.60
39	25-Jan-09	330,295,906.77	344,417,003.93	318,525,934.40
40	25-Feb-09	319,123,848.82	332,767,308.47	306,897,840.90
41	25-Mar-09	308,335,699.64	321,517,934.97	295,669,456.90
42	25-Apr-09	297,917,685.77	310,654,521.14	284,826,226.00
43	25-May-09	287,856,872.50	300,163,579.25	274,354,797.70
44	25-Jun-09	278,140,881.73	290,032,202.01	264,242,287.60
45	25-Jul-09	268,757,767.38	280,247,932.61	254,476,260.80

46	25-Aug-09	259,696,000.19	270,798,748.89	245,044,716.50
47	25-Sep-09	250,944,455.36	261,673,050.43	235,936,072.40
48	25-Oct-09	242,492,391.65	252,859,636.75	227,139,150.30
49	25-Nov-09	234,329,444.71	244,347,700.43	218,643,162.00
50	25-Dec-09	226,445,611.62	236,126,810.86	210,437,695.30
51	25-Jan-10	218,831,238.17	228,186,901.12	202,512,701.10
52	25-Feb-10	211,477,006.71	220,518,255.17	194,858,480.50
53	25-Mar-10	204,373,924.31	213,111,495.63	187,465,672.80
54	25-Apr-10	197,513,311.39	205,957,571.84	180,325,243.30
55	25-May-10	190,886,790.80	199,047,748.49	173,428,472.20
56	25-Jun-10	184,486,277.14	192,373,594.52	166,766,943.40
57	25-Jul-10	178,303,966.63	185,926,972.50	160,332,534.00
58	25-Aug-10	172,332,327.19	179,700,028.35	154,117,403.60
59	25-Sep-10	166,538,268.79	173,658,257.34	148,096,613.60
60	25-Oct-10	160,940,546.49	167,821,216.36	0
61	25-Nov-10	155,534,092.99	162,183,621.47
62	25-Dec-10	150,312,292.50	156,738,574.04
63	25-Jan-11	145,268,759.92	151,479,415.98
64	25-Feb-11	140,397,332.80	146,399,721.38
65	25-Mar-11	135,692,152.19	141,493,380.80
66	25-Apr-11	131,147,441.24	136,754,370.43
67	25-May-11	126,757,597.84	132,176,848.63
68	25-Jun-11	122,517,275.20	127,755,240.04
69	25-Jul-11	118,421,312.78	123,484,163.48
70	25-Aug-11	114,464,729.77	119,358,425.20
71	25-Sep-11	110,523,641.89	115,373,012.99
72	25-Oct-11	106,673,716.82	111,523,087.92
73	25-Nov-11	102,954,608.59	107,803,979.68
74	25-Dec-11	99,361,809.67	104,211,180.77
75	25-Jan-12	95,890,969.35	100,740,340.45
76	25-Feb-12	92,537,888.24	97,387,259.34
77	25-Mar-12	89,298,512.98	94,147,884.07
78	25-Apr-12	86,168,931.10	91,018,302.19
79	25-May-12	83,145,366.16	87,994,737.25
80	25-Jun-12	80,224,172.90	85,073,544.00
81	25-Jul-12	77,401,832.75	82,251,203.84
82	25-Aug-12	74,674,949.31	79,524,320.40
83	25-Sep-12	72,040,244.12	76,889,615.22
84	25-Oct-12	69,494,552.56	74,343,923.65
85	25-Nov-12	67,034,819.82	71,884,190.91
86	25-Dec-12	64,658,097.08	69,507,468.17
87	25-Jan-13	62,361,537.84	67,210,908.93
88	25-Feb-13	60,142,394.29	64,991,765.39
89	25-Mar-13	57,998,013.91	62,847,385.00
90	25-Apr-13	55,925,836.10	60,775,207.19
91	25-May-13	53,923,389.00	58,772,760.09
92	25-Jun-13	51,988,286.38	56,837,657.48
93	25-Jul-13	50,118,224.67	54,967,595.76
94	25-Aug-13	48,310,980.02	53,160,351.11
95	25-Sep-13	46,564,405.59	51,413,776.68
96	25-Oct-13	44,876,428.80	49,725,799.89
97	25-Nov-13	43,245,048.79	48,094,419.89
98	25-Dec-13	41,668,333.89	46,517,704.98
99	25-Jan-14	40,144,419.19	44,993,790.29
100	25-Feb-14	38,671,504.27	43,520,875.36

101	25-Mar-14	37,247,850.89	42,097,221.98
102	25-Apr-14	35,871,780.85	40,721,151.94
103	25-May-14	34,541,673.92	39,391,045.01
104	25-Jun-14	33,255,965.77	38,105,336.86
105	25-Jul-14	32,013,146.06	36,862,517.15
106	25-Aug-14	30,811,756.56	35,661,127.65
107	25-Sep-14	29,650,389.31	34,499,760.40
108	25-Oct-14	28,527,684.89	33,377,055.99
109	25-Nov-14	27,442,330.74	32,291,701.83
110	25-Dec-14	26,393,059.49	31,242,430.58
111	25-Jan-15	25,378,647.43	30,228,018.52
112	25-Feb-15	24,397,912.97	29,247,284.06
113	25-Mar-15	23,449,715.18	28,299,086.27
114	25-Apr-15	22,532,952.39	27,382,323.48
115	25-May-15	21,646,560.78	26,495,931.87
116	25-Jun-15	20,789,513.13	25,638,884.23
117	25-Jul-15	19,960,817.51	24,810,188.60
118	25-Aug-15	19,159,516.03	24,008,887.12
119	25-Sep-15	18,385,164.04	23,234,535.14
120	25-Oct-15	17,636,853.84	22,486,224.93
121	25-Nov-15	16,913,224.77	21,762,595.87
122	25-Dec-15	16,213,444.67	21,062,815.76
123	25-Jan-16	15,536,709.90	20,386,080.99
124	25-Feb-16	14,882,244.35	19,731,615.44
125	25-Mar-16	14,249,298.54	19,098,669.63
126	25-Apr-16	13,637,148.61	18,486,519.71
127	25-May-16	13,045,095.53	17,894,466.62
128	25-Jun-16	12,472,464.13	17,321,835.23
129	25-Jul-16	11,918,602.39	16,767,973.48
130	25-Aug-16	11,382,880.54	16,232,251.63
131	25-Sep-16	10,864,690.33	15,714,061.43
132	25-Oct-16	10,363,444.32	15,212,815.42
133	25-Nov-16	9,878,575.10	14,727,946.19
134	25-Dec-16	9,409,534.61	14,258,905.70
135	25-Jan-17	8,955,793.51	13,805,164.60
136	25-Feb-17	8,516,840.49	13,366,211.58
137	25-Mar-17	8,092,181.66	12,941,552.76
138	25-Apr-17	7,681,339.98	12,530,711.07
139	25-May-17	7,283,854.61	12,133,225.71
140	25-Jun-17	6,899,280.42	11,748,651.51
141	25-Jul-17	6,527,187.39	11,376,558.49
142	25-Aug-17	6,167,160.15	11,016,531.24
143	25-Sep-17	5,818,797.42	10,668,168.51
144	25-Oct-17	5,481,711.54	10,331,082.63
145	25-Nov-17	5,155,528.02	10,004,899.11
146	25-Dec-17	4,839,885.07	9,689,256.17
147	25-Jan-18	4,534,433.17	9,383,804.26
148	25-Feb-18	4,238,834.62	9,088,205.72
149	25-Mar-18	3,952,763.19	8,802,134.28
150	25-Apr-18	3,675,903.66	8,525,274.75
151	25-May-18	3,407,951.48	8,257,322.57
152	25-Jun-18	3,148,612.41	7,997,983.51
153	25-Jul-18	2,897,602.15	7,746,973.24
154	25-Aug-18	2,654,645.97	7,504,017.07
155	25-Sep-18	2,419,478.46	7,268,849.55

156	25-Oct-18	2,191,843.11	7,041,214.21
157	25-Nov-18	1,971,492.10	6,820,863.20
158	25-Dec-18	1,758,185.93	6,607,557.03
159	25-Jan-19	1,551,693.18	6,401,064.28
160	25-Feb-19	1,351,790.20	6,201,161.30
161	25-Mar-19	1,158,260.88	6,007,631.97
162	25-Apr-19	970,896.35	5,820,267.44
163	25-May-19	789,494.76	5,638,865.85
164	25-Jun-19	613,861.05	5,463,232.14
165	25-Jul-19	443,806.69	5,293,177.78
166	25-Aug-19	279,149.46	5,128,520.55
167	25-Sep-19	119,713.26	4,969,084.35
168	25-Oct-19	0	4,814,698.96
			4,665,199.86
			4,520,428.03
			4,380,229.76
			4,244,456.47
			4,112,964.53
			3,985,615.11
			3,862,274.00
			3,742,811.45
			3,627,102.02
			3,515,024.46
			3,406,729.73
			3,302,026.04
			3,200,597.89
			3,102,339.76
			3,007,149.62
			2,914,928.83
			2,825,582.00
			2,739,016.92
			2,655,144.39
			2,573,878.18
			2,495,134.90
			2,418,833.90
			2,344,897.20
			2,273,249.37
			2,203,817.47
			2,136,530.95
			2,071,321.59
			2,008,123.38
			1,946,872.50
			1,887,507.20
			1,829,967.77
			1,774,196.41
			1,720,137.27
			1,667,736.25
			1,616,941.08
			1,567,701.15
			1,519,967.50
			1,473,692.77
			1,428,831.14
			1,385,338.28
			1,343,171.27
			1,302,288.61

1,262,650.13
1,224,216.96
1,186,951.47
1,150,817.27
1,115,779.11
1,081,802.92
1,048,855.67
1,016,905.44
985,921.31
955,873.34
926,732.57
898,470.97
871,061.38
844,477.53
818,693.97
793,686.09
769,430.02
745,902.68
723,081.72
700,945.49
679,473.03
658,644.04
638,438.86
618,838.46
599,824.41
581,378.85
563,484.49
546,124.59
529,293.03
513,058.59
497,307.56
482,025.33
467,197.70
452,810.94
438,851.75
425,307.24
412,164.92
399,412.68
387,038.81
375,031.93
363,381.06
352,075.50
341,104.94
330,459.35
320,129.03
310,104.56
300,376.83
290,937.00
281,776.50
272,887.02
264,260.52
255,889.20
247,765.49
239,882.05
232,231.78

224,807.78
217,603.37
210,612.06
203,827.59
197,243.84
190,854.92
184,655.09
178,638.80
172,800.65
167,135.43
161,638.05
156,303.61
151,127.34
146,104.60
141,230.91
136,501.93
131,913.41
127,461.28
123,141.54
118,950.36
114,883.97
110,938.76
107,111.20
103,397.87
99,795.46
96,300.74
92,910.59
89,621.98
86,431.97
83,337.70
80,336.40
77,425.38
74,602.03
71,863.81
69,208.27
66,633.00
64,135.71
61,714.12
59,366.07
57,089.42
54,882.11
52,742.16
50,667.60
48,656.57
46,707.22
44,817.78
42,986.52
41,211.77
39,491.90
37,825.32
36,210.50
34,645.94
33,130.21
31,661.89
30,239.61

28,862.05
27,527.92
26,235.97
24,984.97
23,773.75
22,601.16
21,466.08
20,367.44
19,304.17
18,275.25
17,279.69
16,316.53
15,384.83
14,483.68
13,612.18
12,769.49
11,954.75
11,167.18
10,405.96
9,670.34
8,959.57
8,272.93
7,609.71
6,969.23
6,350.83
5,753.85
5,177.67
4,621.69
4,085.30
3,567.94
3,069.04
2,588.06
2,124.46
1,677.75
1,247.41
832.96
433.93
49.86
0